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CLOSED END
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Alliance
National
Municipal Income Fund

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 28, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for Alliance National Municipal Income Fund's (the "Fund") semi-annual reporting period ended April 30, 2002.

Investment Objective and Policies

The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax. The Fund normally invests at least 75% of its net assets in investment grade municipal securities.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                                ----------------
                                                                  Total Returns
                                                                ----------------
                                                                      Since
                                                                    Inception**
--------------------------------------------------------------------------------
Alliance National Municipal Income Fund (NAV)                          0.31%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                   1.16%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the period shown and is based on the Fund's net asset value (NAV) as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance National Municipal Income Fund.

**    Inception date: 1/29/02.

      Additional investment results appear on page 5.

Investment Results

The accompanying table compares the Fund's return at net asset value (NAV) for the since inception period ended April 30, 2002 to the Fund's benchmark, the Lehman Brothers Municipal Bond Index (the "Index"). The Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

The Fund somewhat underperformed the Index for the three months ended April 30, 2002. Since the Fund's inception on January 29, 2002, investment activity has been focused on the orderly investment of the proceeds of the Fund's common stock and preferred stock initial public offerings. During this process, assets awaiting investment in municipal bonds were invested in short-term cash-equivalent securities that pay lower rates of interest than long-term bonds. The performance differential between the Fund and the benchmark is the result of the temporary investment in short-term bonds. Currently, the Fund is approximately mostly invested in long-term, fixed-rate municipal bonds.


--------------------------------------------------------------------------------
                                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Investment Strategy

The Fund is an actively managed, leveraged fund. Although the Fund is mostly invested, we continue to review its holdings looking for opportunities to improve its structure and/or income. Bonds purchased by the Fund are evaluated based on their relative value and credit quality merits.

As market conditions change, we will change the Fund's portfolio structure in keeping with its investment objective. In each shareholder report, we will describe recent, current and expected near-term future market conditions, as well as changes in the strategies that we employ to achieve the Fund's objective of high current income.

Market Overview

Recent performance for municipal bonds has been quite attractive. On an after-tax basis, the municipal bond market outperformed the taxable fixed income market by over 100 basis points during the past 12 months. The municipal bond market's outperformance over this time period resulted from a strong demand for municipal bonds by investors seeking shelter from market volatility and taxes.

Over the last six months, the markets have undergone a number of transitions. The economy, however, appears to be recovering. The current military campaign against terrorism has led to higher government expenditures. The U.S. Federal Reserve appears to have completed its series of 11 interest rate cuts and is expected to raise the Fed Funds rate target sometime later this year in response to evidence of a stronger economy. The combination of these events has resulted in a higher level of market volatility.

Although the market consensus is that the U.S. Federal Reserve will reverse direction, there is a wide range of opinion as to its timing. As the economy rebounds, investors are reducing their expected rates of return on equities to more rational levels reflective of longer-term historic averages. Investors have rediscovered the benefits of diversification and are reallocating assets in favor of fixed income, specifically tax-exempt, securities. This has led to a strong demand for municipal bond investments.

The U.S. economic conditions have had a mixed effect on the credit profile of municipalities. Cities, counties and school district credits have remained stable despite the slowdown. These local governments have benefited from steady property tax receipts due to the ongoing strength of the housing market. States, however, experienced greater budgetary shortfalls as sales and income tax receipts have been below projections and spending on health care and social services has continued to rise. Given these widespread budget problems, several states were placed on negative outlook by the rating agencies during the first quarter of this year. If the U.S. economic recovery remains slow, local governments' finances may come under pressure as states are forced to reduce outlays in order to


--------------------------------------------------------------------------------
2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

balance their own budgets. Currently, the Fund has minimal exposure to general obligation debt.

Despite the credit concerns listed above, the overall credit quality of the municipal bond market is very strong and, for the most part, unaffected by many of the excesses currently impacting the corporate bond market. Among all municipal issuers, credit rating upgrades exceeded downgrades during the quarter. Health care remains the weakest sector within the municipal bond market, with industry-wide financial pressure leading to more downgrades than upgrades for the sector.

Outlook

Market volatility should continue to provide attractive investment opportunities. The sources of this volatility will continue to include the uncertainty of the economy's turnaround, the timing of a tightening by the U.S. Federal Reserve, the spillover of volatility from the equity market and geopolitical event risk. We expect the economy to continue to recover and, therefore, consider current U.S. Federal Reserve policy to be unsustainably accommodative. Nonetheless, any initial increases in the Fed Funds target rate should be incremental and analogous more to taking one's foot off the accelerator rather than putting it on the brake.

We remain confident that the U.S. Federal Reserve will adjust policy sufficiently to temper growth. The U.S. Federal Reserve's actions should result in a flatter yield curve (a decline in the difference between short-term and long-term rates), although short-term municipal bond yields are not expected to rise basis point for basis point with the Fed Funds rate. Most of this decline will result from rising yields on short-term bonds. Currently, the Fund is mostly invested in long-term bonds. However, the current volatility should continue to provide opportunities for repositioning the Fund. Market volatility, particularly in equities, will also influence individual investment preferences, in favor of municipal bonds, going forward.

We expect more investors to embrace an asset allocation-based approach to investing. We further anticipate that investors will select municipal bonds for the conservative portion of their fixed income allocation. The historically strong credit quality of the municipal bond market and the obvious benefit of tax-free income should cause municipal bonds to be a major part of individual investors' portfolios. Therefore, demand for municipal securities should continue to outpace supply, and tax-free investments should remain attractive on a relative value basis.


--------------------------------------------------------------------------------
                                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Alliance Municipal Income team thanks you for your support in launching this new Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance Hults

Terrance Hults
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     David M. Dowden

[PHOTO]     Terrance Hults

Portfolio Managers, David M. Dowden and Terrance Hults, have over 25 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATE             PORTFOLIO STATISTICS

1/29/02                    Net Assets Applicable to
                           Common Shareholders ($mil): $291.9

BOND QUALITY RATING

  66.0% AAA
  12.0% AA
  13.7% A                               [PIE CHART OMITTED]
   0.9% BBB
   0.3% BB
   7.1% NR

All data as of April 30, 2002. The Fund's quality rating is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

ALLIANCE NATIONAL MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

MUNICIPAL BONDS - 182.6%

Long-Term Municipal Bonds - 154.5%
Alabama - 7.8%
Huntsville Hlth Care Auth
   (Huntsville Hosp Sys) Ser 02B
   5.75%, 6/01/32(a) ..................       A2   $    8,000   $   7,842,560
Jefferson Cnty Swr Rev
   FGIC Ser 99A
   5.375%, 2/01/36 ....................      AAA       12,405      12,425,344
Marshall Cnty Hlth Care Auth
   (Marshall Cnty Med Ctr) Ser 02A
   5.75%, 1/01/32 .....................       A-        2,500       2,417,000
                                                                -------------
                                                                   22,684,904
                                                                -------------
Arizona - 0.6%
Mohave Cnty IDA
   (Citizens Utilities) Ser 93B AMT
   5.80%, 11/15/28 ....................      BBB        2,000       1,756,860
                                                                -------------
Arkansas - 2.7%
Arkansas Dev Fin Auth SFMR
   Mtg Rev GNMA Ser 02A
   5.30%, 7/01/34 .....................      AAA        7,750       7,761,625
                                                                -------------
California - 3.2%
Los Angeles Regl Arpts Lease Rev
   (Laxfuel Corp) AMBAC Ser 01AMT
   5.50%, 1/01/32 .....................      AAA        9,500       9,416,875
                                                                -------------
Colorado - 1.7%
Avon MFHR
   (Buffalo Ridge II Proj)
   GNMA Ser 02A AMT
   5.70%, 10/20/43 ....................      AAA        4,950       4,969,206
                                                                -------------
District of Columbia - 4.7%
District of Columbia Special Tax Rev
   (Gallary Place Proj) Ser 02
   5.40%, 7/01/31 .....................      AAA        3,500       3,507,875
District of Columbia
   Tobacco Settlement Bonds Ser 01
   6.50%, 5/15/33 .....................        A        7,220       7,415,518
   6.75%, 5/15/40 .....................                 2,750       2,830,630
                                                                -------------
                                                                   13,754,023
                                                                -------------


--------------------------------------------------------------------------------
6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Florida - 25.1%
Beacon Tradeport Comm Dev Dist
   Ser 02B
   7.25%, 5/01/33 .....................       NR   $   10,000   $  10,048,400
Brevard Cnty HFA SFMR
   Mtg Rev GNMA Ser 02C AMT
   5.40%, 3/01/33(a) ..................      Aaa        4,000       3,931,840
Collier Cnty Comm Fac Dist
   (Fiddler's Creek) Ser 02A
   6.875%, 5/01/33 ....................       NR       10,120      10,042,987
Collier Cnty Comm Fac Dist
   (Fiddler's Creek) Ser 02B
   6.625%, 5/01/33 ....................       NR        5,330       5,288,373
Florida Educ & Athletic Fac Impt Rev
   (FSU Finl Assist) AMBAC Ser 02
   5.00%, 10/01/31 ....................      AAA        5,000       4,720,700
Florida Hsg Fin Corp Rev MFHR
   (Westminster Apts)
   FSA Ser 02E-1 AMT
   5.40%, 4/01/42 .....................      AAA        3,000       2,947,740
Jacksonville Wtr & Swr Sys Rev
   (Jacksonville Elec) MBIA Ser 02A
   5.50%, 10/01/41 ....................      AAA       20,000      20,050,000
Lee Cnty Arpt Rev
   (Southwest FL Intl) FSA Ser 00A AMT
   5.75%, 10/01/22 ....................      AAA        5,000       5,209,900
   5.75%, 10/01/25 ....................                 4,500       4,668,570
Lee Cnty Comm Dev
   (Miromar Lakes) Ser 00A
   7.25%, 5/01/12 .....................       NR        2,000       2,097,000
Pinellas Cnty HFA SFMR
   Mtg Rev GNMA/FNMA Ser 02A AMT
   5.40%, 3/01/32(a) ..................      Aaa        1,680       1,657,790
West Palm Beach Comm Dev
   (Hamal Dist) Ser 01
   6.75%, 5/01/31 .....................       NR        2,460       2,453,776
                                                                -------------
                                                                   73,117,076
                                                                -------------
Georgia - 2.6%
Cartersville Dev Auth
   (Anheuser Busch Proj) Ser 02 AMT
   5.95%, 2/01/32 .....................       A+        2,510       2,535,602
Georgia HFA SFMR
   Mtg Rev Ser 02A-2 AMT
   5.60%, 12/01/32 ....................      AAA        5,000       5,018,150
                                                                -------------
                                                                    7,553,752
                                                                -------------


--------------------------------------------------------------------------------
                                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Illinois - 15.6%
Bolingbrook GO
   FGIC Ser 02A
   5.375%, 1/01/38 ....................      AAA   $    5,000   $   4,987,800
Chicago GO
   FGIC Ser 00C
   5.50%, 1/01/40 .....................      AAA       14,585      14,740,622
Chicago O'Hare Int'l Arpt
   Arpt Rev MBIA Ser 02A AMT
   5.375%, 1/01/32 ....................      AAA       15,000      14,640,450
Chicago Parking Rev
   (Lakefront Millennium) MBIA Ser 98
   5.125%, 1/01/28 ....................      AAA        9,000       8,755,200
Chicago Sales Tax Rev
   FGIC Ser 98
   5.25%, 1/01/28 .....................      AAA        2,500       2,475,475
                                                                -------------
                                                                   45,599,547
                                                                -------------
Indiana - 3.4%
Indianapolis Pub Improv Bond
   (Wtrwks Proj) MBIA Ser 02A
   5.25%, 7/01/33 .....................      AAA       10,000       9,803,800
                                                                -------------
Iowa - 3.9%
Iowa Dev Fin Auth
   Tobacco Settlement Bonds Ser 01B
   5.60%, 6/01/35 .....................        A       10,550       9,172,064
Iowa Fin Auth SFMR
   Mtg Rev GNMA/FNMA Ser 02A AMT
   5.40%, 7/01/32 .....................      AAA        2,200       2,167,616
                                                                -------------
                                                                   11,339,680
                                                                -------------
Louisiana - 2.0%
Louisiana Dev Fin Auth
   Tobacco Settlement Bonds Ser 01B
   5.875%, 5/15/39 ....................        A        2,000       1,805,140
Louisiana Hsg Fin Agy SFMR
   Mtg Rev GNMA Ser 02C AMT
   4.00%, 6/01/33(a) ..................      Aaa        4,115       4,087,347
                                                                -------------
                                                                    5,892,487
                                                                -------------
Massachusetts - 3.0%
Mass Hlth & Ed Fac Hosp Rev
   (Berkshire Hlth Sys)
   Ser 01E Asset Gty
   5.70%, 10/01/25 ....................       AA        2,000       2,026,680
Massachusetts Hlth & Ed Fac
   Hosp Rev
   (Cape Cod Healthcare)
   Ser 01C Asset Gty
   5.25%, 11/15/31 ....................       AA        2,100       2,014,866


--------------------------------------------------------------------------------
8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Massachusetts Trpk Auth
   (Metro System Hwy) AMBAC Ser 99A
   5.00%, 1/01/39 .....................      AAA   $    5,000   $   4,674,250
                                                                -------------
                                                                    8,715,796
                                                                -------------
Michigan - 2.2%
Detroit Loc Dev Fin Auth
   (Daimler/Chrysler Plant) Ser 98A
   5.50%, 5/01/21 .....................      BB-        1,755       1,508,668
Saginaw Hosp Fin Auth
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30 .....................        A        4,710       4,924,258
                                                                -------------
                                                                    6,432,926
                                                                -------------
Minnesota - 0.4%
Dakota Cnty Comm Dev Agy MFHR
   (Buffalo Ridge Apts) GNMA Ser 02
   5.40%, 7/20/28(a) ..................      Aaa        1,265       1,269,997
                                                                -------------
Missouri - 1.4%
Missouri Hsg Dev Comm SFMR
   Mtg Rev GNMA/FNMA
   Ser 02A-1 AMT
   4.00%, 9/01/32 .....................      AAA        4,200       4,187,862
                                                                -------------
Nevada - 14.8%
Clark Cnty Arpt Rev
   FGIC Ser 01B AMT
   5.25%, 7/01/34 .....................      AAA       11,920      11,791,264
Nevada Dept Bus & Ind Transp Rev
   (Las Vegas Monorail Proj)
   AMBAC Ser 00
   5.625%, 1/01/32 ....................      AAA       11,720      12,057,770
Reno Capital Improvement Rev
   FGIC Ser 02
   5.375%, 6/01/32 ....................      AAA        7,500       7,531,500
Truckee Meadows Wtr Auth
   Wtr Rev FSA Ser 01A
   5.25%, 7/01/34 .....................      AAA       12,000      11,834,040
                                                                -------------
                                                                   43,214,574
                                                                -------------


--------------------------------------------------------------------------------
                                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

New Hampshire - 1.7%
New Hampshire Hlth & Ed Fac
   Hosp Rev (Covenant Med Ctr) Ser 02
   6.125%, 7/01/31 ....................       A-   $    5,000   $   4,863,850
                                                                -------------
North Dakota - 1.2%
North Dakota HFA SFMR
   Mtg Rev Ser 02A
   5.65%, 1/01/34(a) ..................      Aa2        3,500       3,530,800
                                                                -------------
Ohio - 7.7%
Cleveland-Cuyahoga Cnty Port
   Auth Rev Ser 01
   7.35%, 12/01/31 ....................       NR        7,800       7,878,000
Ohio HFA SFMR
   Mtg Rev GNMA Ser 00D AMT
   6.05%, 3/01/31(a) ..................      Aaa       14,000      14,493,220
                                                                -------------
                                                                   22,371,220
                                                                -------------
Pennsylvania - 5.5%
Pennsylvania Trpk Comm Transp Rev
   AMBAC Ser 01
   5.00%, 7/15/41 .....................      AAA        5,000       4,745,100
Philadelphia Hosp Rev
   (Temple Univ Hosp) Ser 93A
   6.625%, 11/15/23 ...................      BBB        3,250       3,261,537
Southeastern Trans Auth
   FGIC Ser 99A
   4.75%, 3/01/29 .....................      AAA        6,000       5,489,880
Washington Cnty Auth Rev
   Capital Funding AMBAC Ser 99
   6.15%, 12/01/29 ....................      AAA        2,300       2,560,038
                                                                -------------
                                                                   16,056,555
                                                                -------------
South Carolina - 1.3%
South Carolina
   Tobacco Settlement Bonds Ser 01
   6.375%, 5/15/28 ....................        A        3,850       3,871,098
                                                                -------------
Texas - 21.2%
Bexar Cnty Hsg Fin Corp MFHR
   (Doral Club & Sutton House Apts)
   MBIA Ser 01A
   5.55%, 10/01/36(a) .................      Aaa       15,000      15,042,000
Dallas-Fort Worth Int'l Arpt Rev
   FGIC Ser 01 AMT
   5.50%, 11/01/35 ....................      AAA       10,000       9,924,300
Gulf Coast Waste Disp Auth
   (Anheuser-Busch Proj) Ser 02 AMT
   5.90%, 4/01/36 .....................       A+        9,000       9,053,100


--------------------------------------------------------------------------------
10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Houston
   (Northeast Wtr Purification Proj)
   FGIC Ser 02
   5.125%, 3/01/32 ....................      AAA   $    7,000   $   6,755,910
Houston Wtr & Swr Sys Rev
   FSA Ser 02A
   5.125%, 12/01/31 ...................      AAA        6,000       5,791,680
San Antonio Arpt Sys Rev
   FGIC Ser 02A AMT
   5.25%, 7/01/27 .....................      AAA        6,250       6,037,938
Texas GO
   Ser 02A AMT
   5.50%, 8/01/41 .....................       AA        9,470       9,408,729
                                                                -------------
                                                                   62,013,657
                                                                -------------
Virginia - 2.8%
Fauquier Cnty IDA Hosp Rev
   Asset Gty Ser 02
   5.25%, 10/01/31 ....................       AA        8,500       8,263,955
                                                                -------------
Washington - 8.4%
Twenty-Fifth Ave Pptys Student
   Hsg Rev (University of WA)
   MBIA Ser 02
   5.25%, 6/01/33 .....................      AAA        9,750       9,617,205
Washington HFA SFMR
   Mtg Rev GNMA/FNMA Ser 02A AMT
   4.00%, 6/01/29(a) ..................      Aaa       10,000      10,054,600
Western Washington University
   Student Rec Fee MBIA Ser 02
   5.00%, 5/01/33 .....................      AAA        5,110       4,848,164
                                                                -------------
                                                                   24,519,969
                                                                -------------
Wisconsin - 9.6%
Wisconsin Hlth & Ed Fac Auth
   Hosp Rev (Ministry Hlth Care)
   MBIA Ser 02A
   5.25%, 2/15/32 .....................      AAA       13,615      13,234,461
Wisconsin Hsg & Economic Dev Auth
   SFMR Mtg Rev
   Ser 02A AMT
   5.50%, 9/01/32 .....................       AA       10,000       9,882,800
Wisconsin Hsg Auth SFMR
   Mtg Rev MBIA Ser 02A AMT
   5.60%, 5/01/33 .....................      AAA        5,000       5,022,750
                                                                -------------
                                                                   28,140,011
                                                                -------------
Total Long-Term Municipal Bonds
     (cost $450,289,463) ..............                           451,102,105
                                                                -------------


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Short-Term Municipal Notes(b) - 28.1%
California - 2.4%
California GO
   Trust Rects MBIA Ser JPMC3
   1.75%, 6/01/13(a) ..................   VMIG-1   $      300   $     300,000
Los Angeles USD
   Trust Rects MBIA Ser JPMC2
   1.70%, 7/01/15(a) ..................   VMIG-1        6,665       6,665,000
                                                                -------------
                                                                    6,965,000
                                                                -------------
Colorado - 2.0%
Denver Hlth & Hosp Auth
   Hlth Care Rev Ser 01B
   1.70%, 12/01/31 ....................      A-1        6,000       6,000,000
                                                                -------------
Connecticut - 1.6%
Connecticut GO
   Trust Rects Ser JPMC4
   1.75%, 6/15/15(a) ..................   VMIG-1        4,575       4,575,000
                                                                -------------
Georgia - 1.7%
Macon-Bibb Cnty Hosp Auth Rev
   (Carlyle Place) Ser 00
   1.75%, 5/01/30 .....................     A-1+        5,000       5,000,000
                                                                -------------
Idaho - 2.2%
Idaho Hsg Auth MFHR
   (Balmoral Apts Proj) Ser 00 AMT
   1.85%, 5/01/32 .....................      A-1        4,400       4,400,000
Idaho Hsg Auth MFHR
   (Balmoral Apts II Dev) Ser 01 AMT
   1.85%, 4/01/33(a) ..................   VMIG-1        2,100       2,100,000
                                                                -------------
                                                                    6,500,000
                                                                -------------
Illinois - 1.7%
Illinois Wtr Rev
   (Illinois American Wtr) MBIA Ser 02
   1.80%, 3/01/32 .....................      A-1        5,000       5,000,000
                                                                -------------
Indiana - 0.8%
Franklin Economic Dev Rev
   (Pedcor Invts 1990 XIII) FHLB Ser 94
   1.83%, 9/01/30 .....................       NR        2,484       2,484,000
                                                                -------------
Iowa - 1.4%
Orange City IDR
   (Vogel Enterprises Ltd) Ser 02
   1.95%, 4/01/17 .....................       A+        4,000       4,000,000
                                                                -------------


--------------------------------------------------------------------------------
12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard    Principal
                                        & Poor's       Amount
                                          Rating        (000)           Value
-----------------------------------------------------------------------------

Kentucky - 7.5%
Louisville & Jefferson Cnty
   (UPS Worldwide Proj) Ser 99A AMT
   1.70%, 1/01/29 .....................     A-1+   $   22,020   $  22,020,000
                                                                -------------
Louisiana - 2.1%
Ascension Parish Rev IDR
   (BASF Corp Proj) Ser 98 AMT
   1.85%, 12/01/28(a) .................      P-1        6,000       6,000,000
                                                                -------------
Michigan - 0.3%
Marquette
   (Northern Michigan Univ) FGIC Ser 01
   1.70%, 6/01/31 .....................     A-1+          780         780,000
                                                                -------------
Minnesota - 0.9%
St Paul Port Auth
   Cooling Rev Ser 02R AMT
   1.85%, 3/01/22 .....................     A-1+        2,500       2,500,000
                                                                -------------
Missouri - 0.5%
St Louis Hlth Fac
   (Homer G Phillips Proj) Ser 01A AMT
   1.85%, 12/01/31(a) .................   VMIG-1        1,450       1,450,000
                                                                -------------
Pennsylvania - 0.3%
Allegheny Cnty IDA
   (Longwood) Ser 01B Asset Gty
   1.90%, 7/01/27 .....................      A-1        1,000       1,000,000
                                                                -------------
Washington - 2.7%
Washington HFA MFHR
   (Regency Park Apts) Ser 99A AMT
   1.85%, 10/01/29 ....................      A-1        7,805       7,805,000
                                                                -------------
Total Short-Term Municipal Notes
     (cost $82,079,000) ...............                            82,079,000
                                                                -------------
Total Investments - 182.6%
  (cost $532,368,463) .................                           533,181,105
Other assets less liabilities - (15.8%)                           (46,232,620)
Preferred Stock (66.8%) ...............                          (195,000,000)
                                                                -------------
Net assets applicable to common
   shareholders - 100%(c) .............                         $ 291,948,485
                                                                =============

See footnote summary on page 14.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Moody's or Fitch Rating.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      AMBAC   American Municipal Bond Assurance Corporation
      AMT     Alternative Minimum Tax - (subject to)
      FGIC    Financial Guaranty Insurance Company
      FHLB    Federal Home Loan Bank
      FNMA    Federal National Mortgage Association
      FSA     Financial Security Assurance, Inc.
      GNMA    Government National Mortgage Association
      GO      General Obligation
      HFA     Housing Finance Authority
      IDA     Industrial Development Authority
      IDR     Industrial Development Revenue
      MBIA    Municipal Bond Investors Assurance
      MFHR    Multi-Family Housing Revenue
      NR      Rating not applied for
      SFMR    Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $532,368,463) ......    $ 533,181,105
Interest receivable ..........................................        5,624,344
Receivable for investment securities sold ....................        1,705,146
                                                                  -------------
Total assets .................................................      540,510,595
                                                                  -------------
Liabilities
Due to custodian .............................................          228,622
Payable for investment securities purchased ..................       52,789,216
Payable for fund offering costs ..............................          262,004
Advisory fee payable .........................................          159,195
Accrued expenses and other liabilities .......................          123,073
                                                                  -------------
Total liabilities ............................................       53,562,110
                                                                  -------------
Preferred Stock:
   $.001 par value per share; 7,800 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000 per share liquidation
   preference ................................................      195,000,000
                                                                  -------------
Net assets applicable to common shareholders .................    $ 291,948,485
                                                                  =============
Composition of Net Assets Applicable to Common Shareholders
Common Stock:
   $.001 par value per share; 1,999,992,200
   shares authorized, 20,471,667 shares issued and
   outstanding ...............................................    $      20,472
Additional paid-in capital ...................................      290,388,298
Undistributed net investment income ..........................        1,387,192
Accumulated net realized loss on investments .................         (660,119)
Net unrealized appreciation of investments ...................          812,642
                                                                  -------------
Net assets applicable to common shareholders .................    $ 291,948,485
                                                                  =============
Net Asset Value Per Share of Common Stock--
   $291,948,485 divided by 20,471,667
   shares of Common Stock outstanding ........................           $14.26
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
January 29, 2002(a) to April 30, 2002 (unaudited)

Investment Income
Interest ............................................               $ 3,783,728
Expenses
Advisory fee ........................................   $   581,186
Auction Agent .......................................        40,080
Custodian ...........................................        36,616
Audit and legal .....................................        28,612
Printing ............................................        18,492
Transfer agency .....................................        12,604
Directors' fees .....................................         7,084
Registration ........................................         4,620
Miscellaneous .......................................         8,120
                                                        -----------
Total expenses ......................................       737,414
Less: expenses waived by the Adviser
   (see Note B) .....................................      (223,533)
                                                        -----------
Net expenses ........................................                    513,881
                                                                     -----------
Net investment income ...............................                  3,269,847
                                                                     -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investments ....................                   (660,119)
Net change in unrealized
   appreciation/depreciation of investments .........                    812,642
                                                                     -----------
Net gain on investments .............................                    152,523
                                                                     -----------
Dividends to shareholders from net investment income:
   Auction Preferred Stock ..........................                   (255,158)
                                                                     -----------
Net Increase in Net Assets Applicable to
Common Shareholders from Operations .................                $ 3,167,212
                                                                     ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  January 29,
                                                                  2002(a) to
                                                                April 30, 2002
                                                                  (unaudited)
                                                                ===============
Increase (Decrease) in Net Assets Applicable to
Common Shareholders from Operations
Net investment income .......................................   $     3,269,847
Net realized loss on investments ............................          (660,119)
Net change in unrealized appreciation/depreciation
   of investments ...........................................           812,642
Dividends to shareholders from net investment income:
   Auction Preferred Stock ..................................          (255,158)
                                                                ---------------
Net increase in net assets applicable to common
   shareholders from operations .............................         3,167,212
Dividends to Common Shareholders from
Net investment income .......................................        (1,627,497)
Common Stock Transactions
Net increase ................................................       290,308,765
                                                                ---------------
Total increase ..............................................       291,848,480
Net Assets Applicable to Common Shareholders
Beginning of period .........................................           100,005
                                                                ---------------
End of period (including undistributed net investment
   income of $1,387,192) ....................................   $   291,948,485
                                                                ===============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. of 6,667 shares for the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

The Fund has incurred $614,150, an amount equal to $.03 per share of common shares issued, for offering costs of which were charged to paid-in capital. As of April 30, 2002, the Fund has paid an amount equal to $352,146 of these expenses and an amount equal to $262,004 remains outstanding. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay any additional organization expenses and offering costs that exceed the $.03 per share amount.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Invest-


--------------------------------------------------------------------------------
18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of average daily net assets for the first 5 full years of the Fund's operations, .20% of average daily net assets in year 6, .15% in year 7, ..10% in year 8, and .05% in year 9. For the period ended April 30, 2002, the amount of such fee waived was $223,533.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $481,031,132 and $30,069,715, respectively, for the period ended April 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,848,029 and gross unrealized depreciation of investments was $2,035,387 resulting in net unrealized appreciation of $812,642.

NOTE D

Common Stock

There are 1,999,992,200 shares of $.001 par value common stock authorized. Of the 20,471,667 shares outstanding at April 30, 2002, the Adviser owned 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 18,900,000 shares. Also, the Fund issued an additional 1,565,000 shares in connection with the exercise by the underwriters of the over-allotments option.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Preferred Stock

The Fund has issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH, with a liquidation value of $25,000 per share. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent. The dividend rate on the Series M is 1.60% effective through May 7, 2002. The dividend rate on the Series T is 1.55% effective through May 1, 2002. The dividend rate on the Series W is 1.55% effective through May 2, 2002. The dividend rate on the Series TH is 1.50% effective through May 3, 2002.


--------------------------------------------------------------------------------
20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout The Period

                                                                     January 29,
                                                                      2002(a) to
                                                                  April 30, 2002
                                                                    (unaudited)
                                                                  --------------
Net asset value, beginning of period ............................     $14.30(b)
                                                                  --------------
Income From Investment Operations
Net investment income(c)(d) .....................................            .16
Net realized and unrealized gain on investment transactions .....            -0-
Dividends to preferred shareholders:
  Common Stock equivalent of dividends paid to
  Auctioned Preferred Shareholders from net investment income ...          (.01)
                                                                   -------------
Net increase in net asset value from operations .................            .15
                                                                   -------------
Less: Dividends to common shareholders from net investment income          (.08)
Preferred stock offering costs ..................................          (.11)
                                                                    ------------
Net asset value, end of period ..................................          14.26
                                                                    ------------
Market value, end of period .....................................         $13.67
                                                                    ------------
Total Investment Return
Total investment return based on:(e)
Market value ....................................................        (8.33)%
Net asset value .................................................           .31%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period
  (000's omitted) ...............................................       $291,948
Ratio to average net assets of common shareholders:
  Expenses, net of fee waivers(f) ...............................           .57%
  Expenses, before fee waivers(f) ...............................           .82%
  Net investment income, net of fee waivers(f) ..................          3.66%
  Net investment income, before fee waivers(f) ..................          3.41%
  Net investment income, before preferred stock dividends .......          4.59%
  Preferred stock dividends .....................................           .36%
  Net investment income, after preferred stock dividends ........          4.23%
Portfolio turnover rate .........................................             5%

(a)   Commencement of operations.
(b)   Net of offering costs of $.03.
(c)   Based on average shares outstanding.
(d)   Net of fees waived by the Adviser.
(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(f)   Annualized.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Guy Davidson, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying Agent and Registrar

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                    ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND

Alliance National Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NMISR0402